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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                               ---------------

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 1997


                                 GRANCARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                       001-12621             95-4336136
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



                         ONE RAVINIA DRIVE, SUITE 1500
                             ATLANTA, GEORGIA 30346
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)


                                 (770) 393-0199
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

         On May 8, 1997, GranCare, Inc. (the "Company") announced execution of agreements for a business combination of Living Centers of America, Inc. ("LCA") with the Company immediately following a leveraged recapitalization of LCA by Apollo Management, L.P. ("Apollo"). Attached as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated by reference, are the Agreement and Plan of Merger among Apollo, Apollo LCA Acquisition Corporation and LCA (providing for the recapitalization); the Agreement and Plan of Merger among LCA, the Company and Apollo (providing for the merger with the Company); and the joint press release of the Company and Living Centers announcing the transactions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)     EXHIBITS

       Exhibit 99.1     --  Agreement and Plan of Merger among Apollo
                            Management, L.P., Apollo LCA Acquisition
                            Corporation and Living Centers of America, Inc.

       Exhibit 99.2     --  Agreement and Plan of Merger among Living Centers
                            of America, Inc., GranCare, Inc. and Apollo
                            Management, L.P.

       Exhibit 99.3     --  Joint Press Release issued by GranCare, Inc. and
                            Living Centers, Inc. on May 8, 1997





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           GRANCARE, INC.


Date: May 9, 1997

                                           By:     /s/ EVRETT W. BENTON
                                                --------------------------------
                                                  Evrett W. Benton
                                                  Executive Vice President,
                                                  General Counsel and Secretary





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                                 EXHIBIT INDEX

       Exhibit No.
       -----------
       Exhibit 99.1   --    Agreement and Plan of Merger among Apollo
                            Management, L.P., Apollo LCA Acquisition
                            Corporation and Living Centers of America, Inc.

       Exhibit 99.2   --    Agreement and Plan of Merger among Living Centers
                            of America, Inc., GranCare, Inc. and Apollo
                            Management, L.P.

       Exhibit 99.3   --    Joint Press Release issued by GranCare, Inc. and
                            Living Centers, Inc. on May 8, 1997